SECURITIES AND EXCHANGE COMMISSION

                            Washington,  DC  20549


                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

                                 April 5, 2000
                                Date of Report
                       (Date of earliest event reported)


                             POWERCOLD CORPORATION
            (Exact name of registrant as specified in its charter)

       Nevada                     33-19584             23-2582701
(State of Incorporation)   (Commission File No.)   (IRS Employer Ident. No.)


                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                   (Address of principal executive offices)

                                 210 659-8450
                        (Registrant's telephone number)


ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
     None


ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
     None

ITEM 5 - OTHER EVENTS


     The Company's Board of Directors canceled, for non-performance, s Stock Purchase Agreement and Loan funding program for $5,000,000 with Scythian Group Limited and AvaStar International, Inc., General Agent for Scythian for working capital and acquisitions. All restricted Company shares, used as collateral for the loan, were canceled and returned to the Company's stock transfer agent.

ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS


     The Board of Directors of the Registrant accepted the resignation of Carl
H. Rosner as Director of the Company effective April 5, 2000. There are no discrepancies between Mr. Rosner and the Registrant. Reference attached letter of resignation from Mr. Rosner.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     None

ITEM 8 - CHANGE IN FISCAL YEAR
     None



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   April 5, 2000


     POWERCOLD CORPORATION



     /s/Francis L. Simola
     --------------------
     Francis L. Simola
     President/CEO